SCHEDULE 14A
                           (Rule 14a-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.         )

    Filed by the Registrant  X
    Filed by a Party other than the Registrant
    Check the appropriate box:
    X  Preliminary Proxy Statement        Confidential, for Use of the
                                         Commission Only (as
                                         permitted by Rule 14a-
                                         6(e)(2))
      Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                      THE SAN FRANCISCO COMPANY

          (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, of other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
   X   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
       6(i)(2) or Item 22(a)(2) of Schedule 14A.
       $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)Title of each class of securities to which transaction applies:



    (2)Aggregate number of securities to which transaction applies:


    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)Proposed maximum aggregate value of transaction:



    (5)Total fee paid:




      Fee paid previously with preliminary materials.


      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount previously paid:



    (2)Form, Schedule or Registration Statement No.:



    (3)Filing Party:




    (4)Date Filed:

                      CERTIFICATE OF AMENDMENT
                                 OF
                    CERTIFICATE OF INCORPORATION
                                 OF
                      THE SAN FRANCISCO COMPANY

  1.  That at a meeting of the Board of Directors of The San
  Francisco Company (the "Corporation") resolutions were duly adopted setting forth a proposed amendment of the certificate of incorporation of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that the certificate of incorporation of the Corporation be amended by changing the Article and Section thereof numbered "FOURTH, Section A" so that, as amended, Article FOURTH, Section
      A shall be read as follows:

          "FOURTH. Capital Stock.

          A. This corporation is authorized to issue two classes of shares, which shall be known as Preferred Stock and Class A
          Common Stock. The total number of shares of stock of all classes that this corporation is authorized to issue is One Hundred Five Million (105,000,000). Each share of each class of stock of this corporation shall have a par value of $0.01. The total number of shares of Preferred Stock which this corporation is authorized to issue is Five Million (5,000,000). The total number of shares of Class A Common Stock which this corporation is authorized to issue is One Hundred Million (100,000,000)."

  2. That thereafter, pursuant to resolution of the Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

  3. That said amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

  4. That the effective time of the foregoing amendment shall be _____________________, 1996.

  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by James E. Gilleran, its authorized officer, this __________ day of __________________, 1996.


                                           ___________________________
                                           James E. Gilleran, CEO
  Attest:


  _____________________________________
  Keary L. Colwell, Assistant Secretary

                      THE SAN FRANCISCO COMPANY
                  550 Montgomery Street, 10th Floor
                   San Francisco, California 94111

                          November 29, 1996

  Dear Stockholder:

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of The San Francisco Company
  (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time,
  in the Boardroom of the Company at   550 Montgomery Street, 11th Floor,
  San Francisco, California, 94111. Enclosed are the Notice of the Annual Meeting, a Proxy Statement describing the business to be transacted at the Annual Meeting, and proxy cards for use in voting at the Annual Meeting. Separate proxy cards are provided for the holders of the Company's Class
  A Common Stock, $0.01 par value (the "Common Stock"), of the Company's
  8% Series B Convertible Preferred Stock, $0.01 par value
  (the "Series B Preferred Stock"), and of the Company's 9% Series D
  Perpetual Preferred Stock, $0.01 par value (the "Series D Preferred Stock"). A copy of the Company's Annual Report on Form 10-K for the twelve months ended December 31, 1995 (the "1995 Annual Report") and the Quarterly
  Reports on Form 10-Q for each of the three months ended March 31, 1996, June 30, 1996 and September 30, 1996 accompany the Proxy
  Statement.

     At the Annual Meeting, stockholders will be asked:

     (i) to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms, three (3) to serve for two-year terms, and three (3) to serve for three-year terms;

     (ii) to authorize the conversion of each share of the Series D Preferred Stock into 59 shares of the Class A Common Stock (including those shares of Series D Preferred Stock issuable pursuant to Warrants (the "Warrants"), as of December 31, 1996, to be issued in accordance with the February 26, 1996 agreement with the Company's Principal Stockholder, Mr. Putra Masagung
  (the "February 26, 1996 agreement") to acquire shares of Series D
  Preferred Stock, and in connection with the Conversion to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000 to permit the Conversion of Series D Preferred Stock and the issuance of the Common Stock issuable upon conversion of the Series D Preferred Stock issuable pursuant to the exercise of the Warrants, to provide the Company with the ability to raise capital in the future through the issuance of the Common Stock, and, if the stockholders approve Item (iii), to provide for sufficient shares to be issued pursuant to stock options granted under The San Francisco Company Amended and Restated 1993 Stock Option Plan (the "Amended and Restated 1993 Stock Option Plan"). If the Conversion of the outstanding Series D Preferred Stock is approved, the interests of the Company's Principal Stockholder would increase from 88% of the outstanding voting securities of the Company to 97.6%, assuming he does not dispose of any of his shares, and as much as 99.1% if he were to exercise all of the Warrants he would hold pursuant to the February 26, 1996 agreement. Such percentage ownership interests of the Principal Stockholder do not account for the dilutive effect of the exercise of options to purchase the Common Stock that may be granted to employees and outside directors of the Company if the stockholders approve Item (iii) below.

     (iii) to approve the Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors;

     (iv) to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997; and

     (v) to act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     We hope that you will be able to attend the Annual Meeting.
  In any event, please complete, date, sign, and promptly return the appropriate enclosed proxy for the Common Stock, the Series B Preferred Stock and/or the Series D Preferred Stock.

                          Sincerely yours,



                          JAMES E. GILLERAN
                          Chairman of the Board and,
                            Chief Executive Officer



     You are urged to complete, date, sign, and promptly return your proxy card(s) in the enclosed envelope whether or not you plan to attend the Annual Meeting.

                    THE SAN FRANCISCO COMPANY
                  550 Montgomery Street, 10th Floor
                   San Francisco, California 94111


            NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held On December 18, 1996

     To the holders of the Class A Common Stock, par value $.01 per share (the "Common Stock"), the 8% Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and the 9% Series D Perpetual Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), of the San Francisco Company (the "Company"):

     The 1996 annual meeting of the stockholders of the Company will be held on December 18, 1996 at 10:00 a.m. local time, in the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California 94111 (the "Annual Meeting") for the following purposes:

     1. To elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms, three (3) to serve for two-year terms, and three (3) to serve for three-year terms;


     2. To authorize the conversion of each share of the Series D Preferred Stock into 59 shares of the Class A Common Stock (including those shares of Series D Preferred Stock issuable pursuant to Warrants (the "Warrants"), as of December 31, 1996, to be issued in accordance with the February 26, 1996 agreement with the Company's Principal Stockholder, Mr. Putra Masagung (the "February 26, 1996 agreement") to acquire shares of Series D
  Preferred Stock, and in connection with the Conversion to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000 to permit the Conversion of Series D Preferred Stock and the issuance of the Common Stock issuable upon conversion of the Series D Preferred Stock issuable pursuant to the exercise of the Warrants, to provide the Company with the ability to raise capital in the future through the issuance of the Common Stock, and, if the stockholders approve Item (iii), to provide for sufficient shares to be issued pursuant to stock options granted under the Amended and Restated 1993 Stock Option Plan. If the Conversion of the outstanding Series D Preferred Stock is approved, the interests of the Company's Principal Stockholder would increase from 88% of the outstanding voting securities of the Company to 97.6%, assuming he does not dispose of any of his shares, and as much as 99.1% if he were to exercise all of the Warrants he would hold pursuant to the February 26, 1996 agreement. Such percentage ownership interests of the Principal Stockholder do not account for the dilutive effect of the exercise of options to purchase the Common Stock that may be granted to employees and outside directors of the Company if the stockholders approve Item (iii) below.

     3. To approve the Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors;

     4. To ratify the Board of Directors' selection of KPMG Peat Marwick LLP independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997; and

     5. To act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     These matters are more fully discussed in the enclosed Proxy Statement.

     If the Company's Principal Stockholder votes all of his shares of the Common Stock and Series D Preferred Stock in favor of any or all of these proposals, then approval of such proposals would be assured.
 While the Principal Stockholder has not entered into any agreements as to the manner in which he will vote his shares, he has expressed his intent to vote in favor of all of the above proposals.

     Holders of the Common Stock, Series B Preferred Stock and Series D Preferred Stock of the Company of record at the close of business on November 12, 1996 are entitled to vote at the Annual Meeting to the extent and in the manner set forth in the Proxy Statement.

     The Board of Directors has nominated: (1) Mr. Willard D. Sharpe, Mr. Gary Williams and Mr. Jackson Schultz to serve as Class III directors for terms until the Company's 1997 Annual Meeting of Stockholders or until their successors are elected, (2) Mr. Gordon Swanson, Mr. James E.
 Gilleran and Mr. Peter Foo to serve as Class I directors for terms until the Company's 1998 Annual Meeting of Stockholders or until their successors are elected, (3) and Mr. Kent D. Price, Mr. Steven R.
 Champion and Mr. Nicholas Unkovic to serve as Class II directors for terms until the Company's 1999 Annual Meeting of Stockholders or until their successors are elected. Any stockholder entitled to vote for directors may nominate candidates for election as directors of the Company; provided, however, that nominations for director of the Company by any person other than the Board of Directors may be made only by a record stockholder who has delivered a written notice to the Secretary of the Company no later than the close of business sixty (60) days in advance of the Annual
 Meeting or ten (10) days after the date on which notice of the Annual Meeting is first given to stockholders, whichever is later. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person,
 (iii) the class and number of shares of the Company which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended
 (the "Exchange Act") (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder, as they appear on the Company's books, and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder.

     At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Assistant Secretary of the Company that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be Eligible for election as a director of the Company unless nominated in accordance with the procedures set forth herein. The Chairman of the Annual Meeting, if the facts warrant, shall determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures prescribed herein, and if he should so determine, he shall so declare at the Annual Meeting and the defective nomination shall be disregarded.

     Any person giving a proxy has the power to revoke or suspend it before its exercise. A proxy is revocable before the Annual Meeting by sending written notice or a duly executed proxy bearing a later date to Keary L. Colwell, Assistant Secretary of the Company, at the principal executive offices of the Company. In addition, a stockholder giving a proxy may revoke it by attending the Annual Meeting and electing to vote in person, before any vote is taken. Unless otherwise instructed, each valid proxy returned that is not revoked will be voted FOR the election as directors of the person or persons specified on such proxy card; FOR each of the proposals listed above; and at the proxy holder's discretion, upon management's direction, on such other matters, if any, as may come before the Annual Meeting (including any proposal to adjourn the Annual Meeting).

     Please sign and date the appropriate enclosed proxy card or cards and return them promptly in the envelope provided whether or not you plan to attend the Annual Meeting. The Board of Directors unanimously recommends a vote FOR the election as directors of the persons named on the proxy card enclosed herein, and FOR each of the other proposals. The directors of the Company intend to vote all of their shares FOR the approval of the proposals described above.

                          By Order of the Board of Directors,

                          Keary L. Colwell, Assistant Secretary
  November 29, 1996
  (approximate mailing date
  of proxy material)

                          PROXY STATEMENT
                                 OF
                    THE SAN FRANCISCO the Company
                  550 Montgomery Street, 10th Floor
                   San Francisco, California 94111
                           (415) 781-7810

                         GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of The San Francisco Company (the "the Company"), a Delaware corporation and bank holding company for Bank of San Francisco (the "Bank"). The enclosed proxy is for use at the 1996 Annual Meeting of Stockholders of the Company to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company, 550 Montgomery Street, 11th Floor, San Francisco, California, 94111 and at all postponements or adjournments thereof (the "Annual Meeting").

  Purpose of the Annual Meeting

     At the Annual Meeting, holders of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), 8% Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and 9% Series D Perpetual Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") will be asked to act on the following proposals:

     1. To elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms, three (3) to serve for two-year terms, and three (3) to serve for three-year terms;

     2. To authorize the conversion of each share of the Series D Preferred Stock into 59 shares of the Class A Common Stock (including those shares of Series D Preferred Stock issuable pursuant to Warrants
        (the "Warrants"), as of December 31, 1996, to be issued in accordance with the February 26, 1996 agreement with the Company's Principal Stockholder, Mr. Putra Masagung (the "February 26, 1996 agreement") to acquire shares of Series D Preferred Stock, and in connection with the Conversion to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000 to permit the Conversion of Series D Preferred Stock and the issuance of the Common Stock issuable upon conversion of the Series D Preferred Stock issuable pursuant to the exercise of the Warrants, to provide the Company with the ability to raise capital in the future through the issuance of the Common Stock, and, if the stockholders approve Item (iii), to provide for sufficient shares to be issued pursuant to stock options granted under the Amended and Restated 1993 Stock Option Plan. If the Conversion of the outstanding Series D
        Preferred Stock is approved, the interests of the Company's Principal Stockholder would increase from 88% of the outstanding voting securities of the Company to 97.6%, assuming he does not dispose of any of his shares, and as much as 99.1% if he were to exercise all of the Warrants he would hold pursuant to the February 26, 1996 agreement.

        Such percentage ownership interests of the Principal Stockholder do not account for the dilutive effect of the exercise of options to purchase the Common Stock that may be granted to Employees and outside directors of the Company if the stockholders approve Item (iii) below.

     3. To approve the Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors;

     4. To ratify the Board of Directors' selection of KPMG Peat Marwick LLP independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997; and

     5. To act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     If the Company's Principal Stockholder votes all of his shares of the Common Stock and Series D Preferred Stock in favor of any or all of these proposals, then approval of such proposals would be assured. While the Principal Stockholder has not entered into any agreements as to the manner in which he will vote his shares, he has expressed his intent to vote in favor of all of the above proposals.

  Voting Securities

     Only stockholders of record on November 12, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on that Record Date, the Company had outstanding five million, seven hundred and sixty-five thousand, nine hundred and ninety-five (5,765,995) shares of its Common Stock, fifteen thousand, eight hundred and sixty-nine (15,869) shares of its Series B Preferred Stock, and three hundred and ninety thousand (390,000) shares of its Series D Preferred Stock.

     Each holder of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock is entitled, with respect to each matter as to which such holder is entitled to vote, to one (1) vote, in person or by proxy, for each share of the Common Stock, Series B Preferred Stock or Series D Preferred Stock outstanding in his or her name on the transfer books of the Company as of the Record Date.

  Revocability of Proxies

     Any person giving a proxy has the power to revoke or suspend it before its exercise. A proxy is revocable before the Annual Meeting by sending written notice or a duly executed proxy bearing a later date to Keary L. Colwell, Assistant Secretary of the Company, at the principal executive offices of the Company. In addition, a stockholder giving a proxy in any of the forms accompanying this Proxy Statement may revoke it by attending the Annual Meeting and electing to vote in person, before any vote is taken.

Votes Required

     Holders of the Common Stock, Series B Preferred Stock and Series D Preferred Stock are entitled to vote on each of the proposals to be presented at the Annual Meeting. The following paragraphs explain, for each proposal, the vote required for adoption. In each case, a quorum must be present for the vote to be valid.

     PROPOSAL ONE: ELECTION OF DIRECTORS, as to the Class I directors, the validly-nominated nominees for election as directors, who rank first, second and third in number of votes received from holders of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class will be elected as directors; as to the Class II directors, the validly-nominated nominees for election as directors, who rank first, second and third in number of votes received from holders of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class, will be elected as directors; and as to the Class III directors, the validly-nominated nominees for election as directors, who rank first, second, and third in number of votes received from holders of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class, will be elected as directors, even if some or all of such nominees receive less than a majority of the total votes.

     PROPOSAL TWO:  AUTHORIZATION OF THE CONVERSION OF SERIES
  D PREFERRED STOCK AND AMENDMENT TO THE CERTIFICATE OF
  INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES
  OF THE COMMON STOCK requires an affirmative vote of the holders of a majority of the shares of the Common Stock and the Series B Preferred Stock represented and voting together as a single class, and an affirmative vote of the holders of a majority of the shares of the Series D Preferred Stock represented and voting as a separate class.
     PROPOSAL THREE:  APPROVAL OF THE AMENDED AND RESTATED
  1993 STOCK OPTION PLAN AND GRANT OF OPTIONS PURSUANT TO SUCH
  PLAN TO CERTAIN DIRECTORS requires an affirmative vote of the holders of a majority of the shares of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class.

     PROPOSAL FOUR:  RATIFICATION OF SELECTION OF INDEPENDENT
  ACCOUNTING FIRM FOR 1995, 1996, AND 1997 requires an affirmative vote of the holders of a majority of the shares of the Common Stock, the Series
  B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class.

     Such other matters, if any, as may properly come before the Annual Meeting will generally require the affirmative vote of the holders of a majority of the shares of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock represented and voting together as a single class.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of directors) and will be counted as shares that are present or represented at the Annual Meeting for purposes of determining a quorum on the proposal on which the abstention is specified. However, because such shares will be counted as represented at the Annual Meeting, and because the success of the proposals (other than the election of directors)is measured based on the number of affirmative votes out of the number of shares represented at the Annual Meeting, abstentions will have the effect of a negative vote.


     Under applicable Delaware law, broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business but are not otherwise counted. Therefore, broker non-votes will have no effect on the outcome of the election of directors but will have the same effect as a vote against the other proposals.

     Unless otherwise instructed, each valid proxy returned which is not revoked will be voted FOR the election as directors of the persons specified on such proxy card, FOR each of the other proposals, and at the proxy holders' discretion, upon management's direction, on such other matters, if any, that may come before the Annual Meeting
  (including any proposal to adjourn the Annual Meeting).

  Solicitation of Proxies

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials also will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock, the Series B Preferred Stock and the Series D Preferred Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     In the event that any of the nominees for election as director become unavailable, which the Company does not expect, it is intended that, pursuant to the accompanying proxy, votes will be cast for such substitute nominee or nominees as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

  Annual Report

     A copy of the Company's Annual Report on Form 10-K for the twelve months ended December 31, 1995 (the "1995 Annual Report") and the Quarterly Reports Form 10-Q for each of the three months ended March 31, 1996, June 30, 1996 and September 30, 1996 accompany this Proxy Statement. Additional copies of the 1995 Annual Report and Quarterly Reports on Form 10-Q are available without cost upon request by writing to Keary L. Colwell, Assistant Secretary, the San Francisco the Company, 550 Montgomery Street,
  10th Floor, San Francisco, California 94111.

  Beneficial Ownership of Common and Preferred Stock

     The following sets forth information regarding the beneficial ownership of the holders of five percent (5%) or more of the Common Stock, all directors and executive officers, as a group, and by all other stockholders as of November 12, 1996. Other than as set forth below based upon filings made with the Securities and Exchange Commission (the "SEC"), the Company is not aware of any person who is the beneficial owner of five percent (5%) or more of the Common Stock. The address of Mr. Putra Masagung is 55 MH Thamrin, Jakarta, Indonesia. The address of Mr. Kaharudin Latief is Tamara Center, 20th Floor, Jl Jend. Sudirman Kav.24, Jakarta, Indonesia. The information does not assume the Conversion of any of the Company's
  Series D Preferred Stock.


                                                 Directors and
                                                   Executive          All
                    Masagung            Latief     Officers        Others
  Common Stock      5,076,126           525,000       2,938        161,931

  Percentage ownership   88.0%            9.1%        0.0%           2.9%

     The following sets forth information regarding Mr. Putra Masagung's beneficial ownership of Series D Preferred Stock as of November 12, 1996.
  As of November 12, 1996, Mr. Masagung was the holder of all outstanding shares of Series D Preferred Stock.

                              Masagung          Others
  Series D Preferred Shares     390,000           -

  Percentage ownership          100.0%            -

     The following sets forth information regarding the beneficial ownership of the Series B Preferred Stock as of November 12, 1996.

                          Number of Shares      Percentage
                          of Beneficially          of
                                Owned            Class

     Gordon Swanson         7,200                 45.4%

     John A. Beal           2,143                 13.5

     John Volckman          3,500                 22.1

     All directors and
      current executive
       officers as a group   7,200                45.4


     The address of Mr. Beal is 101 Rock Cove Court, Folsom, California
  95630 and Mr. Volckman is 127 Alta Vista, Atherton, California 94027, and the address of Mr. Swanson for the purpose of his ownership of the Series
  B Preferred Stock is the principal executive office of the Company.


Certain Transactions

     The Bank has had and expects to continue to have banking transactions with many of the directors and executive officers of the Company and the Bank (and their associates). Loans by the Bank to any director or executive officer of the Company or any of its subsidiaries (or any associate of such persons) have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and have not involved more than the normal risk of collection or presented other unfavorable features.
  Loans by the Bank to any director, executive officer or principal stockholder of the Company or any of its subsidiaries (as such persons are defined by regulation) are subject to limitations under California and federal law. Among other things, a loan by the Bank to a director, executive officer, or principal stockholder of the Company or any of its subsidiaries must be on non-preferential terms and, if all loans to a given person exceed $25,000, such loans must be approved in advance by the Bank's Board of Directors. The aggregate balance of such loans at October 31, 1996 was zero.

     The Company and the Bank have engaged the law firm of Graham & James
  LLP to perform the function of General Counsel. Mr. Unkovic, a director of the Company and the Bank, is a partner with Graham & James LLP.

     The Company entered into an indemnification agreement with Mr. Unkovic and Graham & James LLP dated December 16, 1994. The indemnification agreement provides that Mr. Unkovic is indemnified from and against any and all liabilities or expenses arising with respect to any action or inaction taken in the course of his duties as a director of the Company and the Bank, and that Graham & James LLP is indemnified against any and all liabilities and expenses against Graham & James LLP arising by reason of Mr. Unkovic serving as a director of the Company and the Bank. The indemnification does not include legal services
  Mr. Unkovic or Graham & James LLP may render to the Company or its subsidiaries, affiliates, directors, officers or stockholders.

     Under their employment agreements, Messrs. Gilleran and McGrath are indemnified by the Company and/or the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring prior to the execution of the employment agreements. See "Employment
  Contracts and Termination of Employment" for additional information on indemnification agreements.

     The Bank entered into an indemnification agreement with Mr. Thayer
  Prentice, former Chairman of the Board, President and Chief Executive
  Officer of the Company and the Bank. The Bank obtained an irrevocable standby letter of credit in the amount of $300,000 issued by Transpacific
  National Bank on December 30, 1995 on behalf of Thayer T. Prentice as collateral for the Bank's obligations under its indemnification agreement. The indemnification agreement expires August 31, 1997.

  Background Information

     In 1995, the Company recorded its first year of profit since 1990.
  During the period from 1991 through 1994, the Company suffered an aggregate of $74.6 million in losses, primarily as a result of defaulted loans secured by real estate and losses on direct real estate investments. The Company and the Bank succeeded in avoiding insolvency during this period only through the injection of new capital by the Company's Principal Stockholder, Mr. Putra Masagung. As of October
  31, 1996, Mr. Masagung had contributed $54.6 million in new capital to the Company and pursuant to the February 26, 1996 agreement has committed to contribute an additional $1.0 million.

     The losses caused impairment of capital, and the breach of restrictions and requirements on the Bank's and the Company's business activities imposed by various regulatory authorities. Presently, the Company is operating under a Written Agreement (the "Written Agreement") with the Federal Reserve Bank (the "FRB") which imposes restrictions and requirements including dividend restrictions, and the Bank is operating under two Orders to Cease & Desist (the "Orders"). The Orders were issued by the California State Department of Banking (the "SBD") and the Federal Deposit Insurance Corporations (the "FDIC"). As of October 31,
  1996, the Company and the Bank are in full compliance with the Written
  Agreement and the Orders, respectively. The Bank achieved full compliance with the Orders during the second quarter of 1996 primarily as a result of the continued capital infusions from the Principal Stockholder in 1996 through the purchase of shares of Series D Preferred Stock under the February 26, 1996 agreement.

     The Superintendent of Banks for the State of California has issued numerous Capital Impairment Orders (the "Impairment Order") to the Bank.
  The most recent Impairment Order dated August 15, 1996, orders the Bank to correct the impairment of its contributed capital within 60 days.
  In response to the August 15, 1996 Impairment Order, the Bank notified the
  SBD that it did not believe it would be in a position to comply with the order within 60 days, and requested the SBD's cooperation as the Company and the Bank continue to endeavor to achieve the requirements necessary to effect a quasi-reorganization which would eliminate the negative retained deficit and the impairment. The SBD has not yet agreed to a quasi-reorganization. See the Company's 1995 Annual Report for more discussion on the Written Agreement, the Orders and the Impairment
  Order.

     As a result of the losses incurred by the Company, the American Stock
  Exchange (the "AMEX") suspended trading of the Company's Common Stock on April 10, 1995. On November 1, 1995, the Company informed the AMEX that it did not object to the removal of its Common Stock from listing and registration on the AMEX, and on November 2, 1995, the AMEX applied to the SEC for permission to delist the Company's Common Stock.
  Presently, the Company's Common Stock is trading over-the-counter.  Van
  Kasper & Company located at 600 California Street, Suite
  1700, San Francisco, California, telephone number (800)652-1747, is making a market in the Company's Common Stock.

  Capital Contributions - 1995 and 1996

     During 1995 and 1996, the Company's Principal Stockholder contributed
  $7.8 million in capital to the Company through the purchase of shares of Series D Preferred Stock. As of October 31, 1996, he held 390,000 shares of Series D Preferred Stock. The description of the rights and preferences of the Series D Preferred Stock are discussed in PROPOSAL TWO: AUTHORIZATION OF THE CONVERSION OF
  SERIES D PREFERRED STOCK AND AMENDMENT TO THE CERTIFICATE
  OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF
  SHARES OF THE COMMON STOCK.

     Investments by Principal Stockholder in 1995

     As a result of the failure to meet certain minimum capital requirements as of December 31, 1994, in 1995, the Company's Principal Stockholder contributed $4.3 million in capital to the Company through the purchase of 215,000 shares of Series D Preferred Stock at a price of $20.00 per share.

     Investments by Principal Stockholder in 1996

     As a result of the continuing non-compliance with the Orders at the end of 1995 and to provide for opportunity for growth, the Company and its Principal Stockholder entered into an agreement (the "February 26, 1996 agreement") whereby the Company's Principal Stockholder committed to invest an additional $4.5 million through the purchase of 225,000 shares of Series D Preferred Stock and the Warrants to acquire up to 500,000 shares of Series D Preferred Stock at an exercise price of $20.00 per share. The Warrants will be exercisable in whole or in part at any time after the Principal Stockholder completes his purchase of the 225,000 shares of Series D Preferred Stock pursuant to the February
  26, 1996 agreement, but in no event later than February 26, 2003.

     As of October 31, 1996, the Company's Principal Stockholder had contributed $3.5 million of the $4.5 million he committed to contribute pursuant to the February 26, 1996 agreement. The remaining $1.0 million is due by December 31, 1996. The Company intends to issue 2,950,000 shares of the Common Stock upon the receipt of the remaining $1.0 million if the Conversion of each share of Series D Preferred Stock into 59 shares of the Common Stock as described in PROPOSAL TWO is approved.
  (see the table on page 31)

               PROPOSAL ONE: ELECTION OF DIRECTORS

  Directors and Nominees

     The bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If nomination is not made in accordance with the procedures set forth in the Notice of Annual Meeting of Stockholders, the Chairman of the Annual Meeting may, if the facts warrant, determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures set forth in the bylaws and direct that the defective nomination be disregarded.

     The bylaws of the Company presently provide that the number of directors of the Company is subject to adjustment by resolution of the Board of Directors, and the Board of Directors have adopted a resolution setting the number of directors at nine (9). Pursuant to the reincorporation of the Company in Delaware in 1988, the Board of Directors is divided into three classes (Class I, Class II, and Class III). The bylaws prescribe that the three classes shall be as nearly equal in number as possible.
  Accordingly, Classes I, II and III are each comprised of three (3) directors. Each director serves for a term ending on the date of the third annual meeting of the stockholders following the annual meeting at which the director was elected. The Class I, II and III directors are presently serving until the Annual Meeting. Notwithstanding the above, each director serves pursuant to the bylaws until his successor is duly elected and qualified or until his death, resignation or removal.

     The Board has had significant turnover since the 1994 annual meeting of stockholders, at which time the bylaws of the company provided for nine
  (9) directors and there were eight (8) serving on the Board. Four (4) of the eight (8) directors have resigned since the 1994 annual meeting. As a result of the postponement of the 1995 annual meeting, and the nomination of five (5) new directors, all nine (9) directors are to be elected at the Annual Meeting.

     Except as stated below, no director of the Company is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act, or subject to the requirements of section 15(d) of the Exchange Act or of any company registered as an investment company under the Investment the Company Act of 1940, as amended. Except for the Bank, none of the corporations or organizations discussed below is an affiliate of the Company. No director, nominee for director or executive officer of the Company or the Bank has any family relationship with any other director or executive officer of the Company or director or executive officer of the Bank.

     No vacancy on the Board of Directors will exist after the election of directors pursuant to this PROPOSAL ONE.

     Class I Directors. Three (3) Class I directors are to be elected at the Annual Meeting, each to hold office until the Company's 1998 annual meeting of stockholders and until his respective successor is duly elected and qualified, or until his death, resignation or removal. The nominees for election as a Class I Director are Messrs. Gordon B. Swanson, James
  E. Gilleran and Peter Foo.  Each is presently serving as a director.
  The following sets forth as to each nominee for election as a Class


  I director of the Company, such person's age, principal occupation during at least the last five years, and the period during which each person has served as a director of the Company.

  JAMES E. GILLERAN. . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Gilleran has served as the Chairman and Chief Executive Officer of the Company and the Bank since October 1994. He served as Superintendent of Banks for the State of California from 1989 to 1994.
     At December 31, 1995, Mr. Gilleran was 62 years of age and he has served as a director of the Company and the Bank since 1994.

  GORDON B. SWANSON  . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Swanson has been Vice President of Real Estate with Levi Strauss &
     Company since 1993. He served as President of G. B. Swanson & Co., a real estate advisory firm from 1991 to 1992. Mr. Swanson has served as Director Emeritus of the San Francisco Chamber of Commerce since
     1986 and as Managing Director of Jones Lang Wootton U.S.A., a commercial real estate investment company, from 1989 to 1991. At
     December 31, 1995, Mr. Swanson was 51 years of age and he has served as a director of the Company and the Bank since 1985.

  PETER FOO  . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Foo has been the President of Peninsula Holdings Inc. since 1993.
     He was the co-owner of Ampac Trading (USA) Co. from 1980 to 1993.  At
     December 31, 1995, Mr. Foo was 48 years of age. He has served as a director of the Company and the Bank since 1996.


     Class II Directors. Three (3) Class II directors are to be elected at the Annual Meeting, each to hold office until the Company's 1999 annual meeting of stockholders and until his respective successor is duly elected and qualified, or until his death, resignation or removal. The nominees for election as a Class II Director are Messrs. Kent D. Price, Steven
  R. Champion and Nicholas Unkovic. Each is presently serving as a director. The following sets forth as to each nominee for election as a Class II director of the Company, such person's age, principal occupation during at least the last five years, and the period during which each person has served as a director of the Company.

  STEVEN R. CHAMPION . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Champion has served as President and Chief Financial Officer of San
     Francisco and East Asia Capital Management since January 1995.  Mr.
     Champion was the Vice Chairman and Chief Financial Officer of the
     Company and the Bank, and Chief Investment Officer of the Bank, from August 1993 to October 1994. He served as Chief International
     Investment Officer of Bank of America from 1992 to 1993, President and
     Chief Executive Officer of the R.O.C. - Taiwan Fund from 1989 to 1992, and President and Chief Executive Officer of International Investment
     Trust Company in Taipei, Taiwan from 1987 to 1992. At December 31,
     1995, Mr. Champion was 50 years of age and he has served as a director of the Company and the Bank since 1993.


  KENT D. PRICE. . . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Price has served as Executive Vice President of IBM since September
     1994. Mr. Price was the Chairman and Chief Executive Officer of the
     Company and the Bank from September 1993 to August 1994.  He served as
     Executive Vice President, Private Banking and Corporate Development of
     Bank of America from 1991 to 1993; Chief Financial Officer and
     Executive Vice President of Bank of New England Corporation from 1990 to 1991; and Chief Operating Officer, Chief Financial Officer and
     Director of Barr Rosenberg Investment Management in 1990.  At December
     31, 1995, Mr. Price was 52 years of age and he has served as a director of the Company since 1993 and was a director of the Bank from 1993 to 1994.

  NICHOLAS UNKOVIC . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Unkovic has been a partner for the law firm of Graham & James LLP for more than five years and has been a partner at Graham & James LLP during the past five years. At December 31, 1995, Mr. Unkovic was 44 years of age and he has served as a director of the Company since 1994 and as director of the Bank since 1996.


     Class III Directors. Three (3) Class III directors are to be elected at the Annual Meeting, each to hold office until the Company's 1997 annual meeting of stockholders and until his respective successor is duly elected and qualified, or until his death, resignation or removal. The nominees for election as a Class III Director are Messrs. Willard D. Sharpe,
  Gary Williams and Jackson Schultz. Each is presently serving as a director. The following sets forth as to each nominee for election as a Class III director of the Company, such person's age, principal occupation during at least the last five years, and the period during which each person has served as a director of the Company.

  JACKSON SCHULTZ  . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Schultz is a retired banker who has provided consulting services to Wells Fargo Bank for more than five years. Prior to consulting, Mr.
     Schultz served as a Senior Vice President of Wells Fargo.  At December
     31, 1995, Mr. Schultz was 70 years of age and he has served as a director of the Company and the Bank since 1996.

  WILLARD D. SHARPE. . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Sharpe is a retired economist who, at the time of his retirement in 1987, served as a Vice President of Chase Manhattan Bank and as the Bank's chief economist for Asia. In addition, since 1993, Mr. Sharpe has been a Vice President of two privately held companies involved in efforts to explore prospects for investment in Vietnam. At December
     31, 1995, Mr. Sharpe was 72 years of age and he has served as a director of the Company and the Bank since 1993.


  GARY WILLIAMS. . . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. Williams has served as the Dean of the McLaren School of Business
     School at the University of San Francisco since 1986.  At December 31,
     1995, Mr. Williams was 63 years of age and he has served as a director of the Company and the Bank since 1996.


  Committees of the Boards of Directors

     The Company's Board of Directors held twelve (12) meetings during 1995 and acted on several items by unanimous written consent. Mr. Price attended less than seventy-five percent (75%) of the Board meetings during 1995.

     The Company and the Bank reorganized their committee structures in
  November 1994.  The following sets forth information with respect to the committees of the Company's and the Bank's Board of Directors following
  such revisions.   The Company's Board of Directors presently does not have
  a standing nominating committee.

  Present Committees

        The Company Personnel/Compensation Committee presently includes outside directors Unkovic, Schultz, Williams, and Sharpe and one employee director, Mr. Gilleran. This Committee has responsibility for all personnel and compensation policy matters pertaining to Bank employees, officers and directors. It also monitors the Company's compliance with laws and regulations applicable uniquely to the protection of employees and officers. This Committee met eleven (11) times in the 1995 fiscal year.

        The Bank Personnel Committee presently includes directors Schultz,
     Gilleran, Unkovic, Sharpe, McGrath, Williams, and one non-director executive officer. This Committee is responsible for the oversight of the management and administration of the benefit plans and monitoring employment practices of the Bank's employees and officers. This
     Committee met eleven (11) times in the 1995 fiscal year.

        The Company Audit and Examining Committee presently includes outside directors Sharpe, Champion, Foo, Schultz and Unkovic. Mr. Gilleran serves as an advisor to the Committee. This Committee evaluates Company performance and compliance with respect to the Written Agreement and other reports of examination from the FRB and appoints the Company's outside auditors'. It also initiates suitable audit examinations of the Company's internal controls to preserve the Company's assets, and reviews periodic reports from outside auditors. This Committee met eleven (11) times in the 1995 fiscal year.

        The Bank's Regulatory Committee presently includes outside directors
     Swanson, Champion, Foo, Sharpe, Unkovic, and Schultz. This Committee is responsible for reviewing management's progress toward meeting and resolving all conditions contained in the Orders, monitoring compliance with regulations, and monitoring corrective actions taken with regard to reports of examination issued by the FDIC and SBD.

      The Bank Loan, Investment and Special Assets Committee presently includes directors Gilleran, McGrath, Unkovic, Swanson and Foo with directors Champion and Williams as alternate Committee members, and one non-director executive officer. The Committee examines and approves loans above a specified size and monitors regular reviews of the entire loan portfolio. This Committee is responsible for lending, credit, investment and asset/liability management policies and monitors compliance with such policies. This Committee is responsible for oversight and some approval actions related to the Bank's nonperforming assets and adversely classified performing assets.
     This Committee met nineteen (19) times in the 1995 fiscal year.

  Executive Officers and Other Significant Officers

     Each executive officer is selected annually by the Board of Directors pursuant to provisions of the bylaws of the Company and the Bank. The following is a list of executive officers of the Company and/or Bank, their occupation for the previous five years, age and the length of service as an officer.

  JAMES E. GILLERAN. . . . . . . . . . . . . . . . . . . . . . . .

     (See description of Mr. Gilleran's position with the Company and the Bank, and his background under the heading "Directors and Nominees").

  JOHN McGRATH . . . . . . . . . . . . . . . . . . . . . . . . . .

     Mr. McGrath has served as President, Chief Operating Officer and Chief
     Credit Officer of the Bank since December 1995. He served as President and Chief Executive Officer of Sacramento First National Bank from 1982 to 1995. At December 31, 1995, Mr. McGrath was 53 years of age and he has been serving as a director and officer of the Bank since 1995.

  JOANNE GREENWOOD . . . . . . . . . . . . . . . . . . . . . . . .

     Ms. Greenwood has served as Executive Vice President and Chief
     Administrative Officer of the Bank, and Secretary of the Bank and the Company since March 1996. She served as Executive Vice President and
     Chief Financial Officer of Sacramento First National Bank from 1982 to
     1995.  At December 31, 1995, Ms. Greenwood was 54 years of age.

  KEARY COLWELL. . . . . . . . . . . . . . . . . . . . . . . . . .

     Ms. Colwell has served as Executive Vice President and Chief Financial
     Officer of the Bank since April 1996 and as Chief Accounting Officer and Assistant Secretary of the Company since October 1993. She served as Senior Vice President and Controller of the Bank and the Company from 1992 to 1996. Prior to joining the Company and the Bank, she served as Vice President at First Nationwide Bank from 1988 to 1992.
     At December 31, 1995, Ms. Colwell was 36 years of age.


  Executive Compensation

     Decisions on the compensation of the Company's and the Bank's executives are generally made by the four-member Personnel/Compensation
  Committee. The members of the Personnel/Compensation Committee are members of the Board of Directors of the Company. All decisions by the Personnel/Compensation Committee relating to the compensation of the Company's and the Bank's executive officers are reviewed by the Company's and the Bank's full Boards of Directors, except for decisions about awards under certain of the Company's stock-based compensation plans, which are made solely by the Committee in order for the grants or awards under such plans to satisfy Rule 16b-3 under the Exchange Act. Set forth below is a report of the Personnel/Compensation Committee addressing the Company's compensation policies for 1995 as they affected the Chief
  Executive Officer of the Company and the Bank serving at the end of 1995, the Chief Operating Officer of the Bank in 1995, and an officer who would have qualified for disclosure if he had not terminated employment, (collectively, the "Named Executives") as of December 31, 1995. The
  Named Executives' compensation in 1995 is shown in the "Executive
  Compensation Tables" below.

  Compensation Committee Interlocks and Insider Participation in Compensation
  Decisions

     The Company's Personnel/Compensation Committee, which during 1995 consisted of Mrs. Donna Miller Casey, Mr. Gilleran (Chairman and Chief
  Executive Officer of the Company and the Bank), Mr. Unkovic and Mr. Sharpe, makes decisions with respect to the compensation of executive officers.
  In 1996, Mr. Schultz  filled Mrs. Casey's position as Chairman of the
  Personnel/Compensation Committee. There are no director interlocks.

  Board of Directors' Fees

     The Company and the Bank pay director fees to each outside Director for attendance at Board meetings and Committee meetings, which are held monthly. The fee for attendance at a Board meeting is $750 per meeting.
  The Chairman of each committee receives $300 and each member receives
  $200 for each committee meeting attended.

  Compensation Philosophy

     The compensation policies adopted by the Personnel/Compensation
  Committee and approved by the Board of Directors of the Company and the Bank in 1992, and continued since then, were designed to provide competitive levels of compensation, reward improvements in corporate performance, recognize above-average individual achievements and initiative, and thereby assist the Bank in attracting and retaining qualified employees.

     The Personnel/Compensation Committee either approved or recommended to the Board of Directors payment amounts and award levels for all executives of the Bank including the Named Executives. With regard to compensation actions affecting Mr. Gilleran, Chairman and Chief Executive Officer of the Company and Bank, all of the non-employee members of the Board of Directors acted as the approving body.

   The Company and the Bank experienced substantial financial losses from 1991 to 1994 and continued to be in noncompliance with various regulatory orders, as described under "Background Information" above. During such period as well as during 1995, the Named Executives were required to devote a substantial and unusual amount of time and effort in dealing with non-performing assets, raising new capital, responding to regulatory concerns and implementing changes in operating systems and controls.
  Consequently, the use of traditional corporate performance measures such as earnings per share or increases in book value to determine executive compensation was not considered to be in the Company's best interests.
  Therefore, there was no direct relationship in 1994 or 1995 between executive compensation and the Company's financial performance, either as compared to the Company's prior performance or as compared to the banking companies with which the Company competes for executive talent. Instead, the 1994 and 1995 executive compensation programs of the Bank were designed to provide compensation which would allow the Bank to attract and retain talented and experienced executives necessary for management of the Bank's turnaround program. The focus of the executive compensation program was on base salary and longer term incentives through the grant of stock options. None of the Named
  Executives received a cash bonus in 1994 or 1995.

     Going forward, in addition to the philosophies described above, the Committee will also be guided by the terms of the FDIC Order in setting executive compensation. The FDIC Order provides that, without the prior written approval of the FDIC, the Bank may not (a) pay a bonus to an executive officer, or (b) provide compensation to an executive officer at a rate exceeding his or her average rate of compensation
  (excluding bonuses, stock options and profit-sharing) during the twelve
  (12) calendar months preceding the months in which the Bank first became undercapitalized.

  Executive Compensation Tables

     Summary of 1993-1995 Compensation. The following table sets forth the annual compensation, long-term compensation and other compensation paid to each of the Named Executives. Compensation is listed as of December
  31, 1995, 1994 and 1993.


                           SUMMARY COMPENSATION TABLE

                       Annual compensation    Long term compensation
                                                     Awards
                   Salary   Bonus  Other   Restricted             All other
                   ($)      ($)    annual  stock                  compen-
                                   compen- award(s)    Options/   sation
                                   sation  (1)         SARs(#)(4) ($) (2)
Name and principal
position      Year
 (a)           (b) (c)      (d)    (e)       (f)         (g)      (i)
Chairman/CEO
James E.       1995 262,507      0        0         0            0       0
Gilleran       1994  51,681      0    7,936         0    313,369(3)      0
               1993       0      0        0         0            0       0

President/COO- 1995       0      0   11,308         0            0       0
COO/Bank       1994       0      0        0         0            0       0
John McGrath   1993       0      0        0         0            0       0

EVP - Former   1995 142,339      0        0         0            0  29,327
Stephen V. R.  1994 150,000      0        0         0            0       0
 Spaulding     1993  25,096      0   17,692         0            0       0

(1) "Other annual compensation" consists solely of consulting fees paid for consulting services prior to formal appointment into designated positions.

(2) "All other compensation" consists of group term life insurance coverage and severance expenses related to the termination of employment.


(3) These options were granted pursuant to Mr. Gilleran's employment described under PROPOSAL ONE: ELECTION OF
            DIRECTORS-Employment Contracts and Termination of Employment.

(4) The options granted are out-of-the-money with an exercise price of $5.68 per share.


          401(k) Profit Sharing Plan.  In 1986 the Company established a
401(k) Profit Sharing Plan(the "Plan") which is intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code. The Plan permits each participating employee with six months of service to contribute to the Plan through payroll deductions ("salary deferral contributions") of from 2% to 16% of the participant's eligible compensation from the Company and its subsidiaries, thereby deferring taxes on all or a portion of these amounts. Under the Plan, the Company currently will match a participant's tax deferred contributions by an amount equal to 100% of such contribution for each year, except that the matching contribution by the Company for the participant may not exceed 2% of the participant's eligible compensation for that year.

          The Company may also make additional contributions to the Plan in such amounts as may be determined by the Company's Board of Directors. Any such additional contributions are allocated among Plan participants based upon their compensation levels. The Company's contribution vests 100% after a participant has completed five years of participation in the Plan, with vesting of 20% per year for each of years one through five. In addition, the Company's contribution vests upon a participant's retirement at age 65 or upon a participant's death or permanent disability.
Participants are entitled to receive their salary deferral contributions and vested benefits under the Plan upon termination of employment, retirement, death or disability. Participants have the right to allocate their salary deferral contributions among four different investment funds.


Employment Contracts and Termination of Employment

          Employment Agreement of Mr. Gilleran. The Company and the Bank entered into an employment agreement with Mr. Gilleran dated October 1, 1994 which provided, among other things, for Mr. Gilleran to receive an annual salary of at least $250,000 per year, payable in accordance with the Bank's usual payment practices. Mr. Gilleran's annual base salary will be increased to $300,000 upon the conclusion of the Company's third consecutive profitable quarter, subject to regulatory approval. In addition, the employment agreement provides for an annual cash performance bonus of between 0% and 100% of base salary, and a special incentive one-time bonus of $150,000 at such time that the condition of the Company and the Bank are deemed satisfactory. The employment contract expires on September 30, 1998.

          The agreement provides that the Board of Directors shall grant
Mr. Gilleran options under the 1993 Executive Stock Option Plan to acquire shares of the Company's Common Stock equal to 5% of the fully-diluted shares of the Common Stock, with additional anti-dilution options to be granted in the future as necessary to maintain the 5% interest until after the next public offering of the Company's Common Stock. If PROPOSAL
THREE, (which involves the approval of the Amended and Restated 1993
Stock Option Plan), is approved, for purposes of determining the number of fully-diluted shares, the Common Stock issuable on the exercise of the Warrants would not be counted until they become exercisable. Effective
October 1, 1994, options to acquire 313,369 shares of the Common Stock were granted to Mr. Gilleran pursuant to his employment agreement. The exercise price of these options is $5.68 per share.

          Based on the capitalization of the Company as of October 31, 1996, and assuming the Conversion of Series D Preferred Stock into the Common
Stock and the issuance of additional shares of the Common Stock to Mr.
Putra Masagung in accordance with the February 26, 1996 agreement and the exercise of the Warrants if PROPOSAL TWO (which involves the approval of the Conversion) is approved, Mr. Gilleran would hold options to purchase 313,369 shares of the Common Stock with an exercise price of $5.68 per share and options to purchase 3,165,381 shares of the Common
Stock with an exercise price of $0.34 per share (the effective price of the Second Quarter 1995 and the 1996 investments by Mr. Masagung). The options granted to Mr. Gilleran, including those granted if PROPOSAL TWO is approved, vest over a three-year period, with one-third vesting on each anniversary date of the employment agreement except that if the Company closes a public offering of its shares of the Common Stock all options will vest. As of October 31, 1996, his options are 66.6% vested.
The exercise price of subsequent anti-dilution options would be at then-current fair market value per share of the Common Stock or the price per share for the Common Stock issued to others in a public offering of the Company's Common Stock.

          Under the employment agreement, Mr. Gilleran is indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring prior to the execution of the employment agreement. Subject to certain limitations, Mr. Gilleran is also indemnified by the Company and the Bank from any liability or expense arising as a result of actions taken by the Company or the Bank, or events relating to the business of the Company or the Bank, occurring after the execution of the employment agreement, unless such liability or expense is due to his bad faith or gross negligence.

          Employment Agreement of Mr. McGrath. The Bank entered into an employment agreement with Mr. McGrath dated November 27, 1995 which provides, among other things, for Mr. McGrath to receive an annual salary of at least $170,000 per year, payable in accordance with the Bank's usual payment practices. In addition, the employment agreement provides for an annual cash performance bonus of between 0% and 50% of base salary.
The employment contract expires on November 27, 1998.

          The agreement provides that the Board of Directors shall grant
Mr. McGrath options under the 1993 Executive Stock Option Plan to acquire shares of the Company's Common Stock equal to 1% of the fully-diluted shares of the Common Stock, with additional anti-dilution options to be granted in the future as necessary to maintain the 1% interest until after the next public offering of the Company's Common Stock. For purposes of determining the number of fully-diluted shares of the Common Stock, the Common Stock issuable upon the exercise of the Warrants would not be counted until they become exercisable. The initial grant of options to acquire 62,819 shares of the Common Stock are to be granted effective November 27, 1995.

          Based on the capitalization of the Company as of October 31, 1996, and assuming the conversion of Series D Preferred Stock into the Common
Stock and the issuance of additional shares of the Common Stock and the Warrants to Mr. Putra Masagung in accordance with the February 26,
1996 agreement and the exercise of the Warrants, if PROPOSAL TWO is approved, Mr. McGrath would hold options to purchase 695,750 shares of the Common Stock with an exercise price of $0.34 per share (the effective price of the Second Quarter 1995 and 1996 investments by Mr. Masagung).
The options granted to Mr. McGrath, including those granted if PROPOSAL
TWO is approved, vest over a three-year period, with one-third vesting on each anniversary date of the employment agreement except that if the Company closes a public offering of its shares of the Common Stock all options will vest. As of October 31, 1996, none of his options are vested.
The exercise price of subsequent anti-dilution options would be at then-current fair market value per share of the Common Stock or the price per share of the Common Stock issued to others in a public offering of the Company's Common Stock.

          Under the employment agreement, Mr. McGrath is indemnified by the Bank from any liability or expense arising as a result of actions taken by the Bank or the Company, or events relating to the business of the Bank or the Company, occurring prior to the execution of the employment agreement.
Subject to certain limitations, Mr. McGrath is also indemnified by the Bank from any liability or expense arising as a result of actions taken by the Bank or the Company, or events relating to the business of the Bank or the Company, occurring after the execution of the employment agreement, unless such liability or expense is due to the his bad faith or gross negligence.

          Separation Agreements with Certain Former Executive Officers of the Bank. During 1994, certain executive officers resigned from their employment with the Bank. Effective September 16, 1994, Mr. Price resigned as Chairman and Chief Executive Officer of the Bank and the Company.
Effective November 1, 1994, Mr. Champion resigned as Vice Chairman and
Chief Financial Officer of the Bank and the Company.

          The separation agreements with Messrs. Price and Champion provide for the termination of prior employment agreements with them. In consideration for the termination of such employment agreements, the Board of Directors granted each of Messrs. Price and Champion options under the 1993 Executive Stock Option Plan to acquire shares of the Company's Common
Stock equal to 1% and 2%, respectively, of the fully-diluted shares of the Common Stock, with additional anti-dilution options to be granted in the future as necessary to maintain the 1% and 2% interest, respectively, until after the next public offering of the Company's Common Stock. For purposes of determining the number of fully-diluted shares of the Common
Stock, the Common Stock issuable upon exercise of the Warrants are not counted until they become exercisable. As of December 31, 1995, the total options granted to Messrs, Price and Champion are 62,674 and 125,348, respectively. The exercise price of these options is $5.68 per share of the Common Stock.

          Based on the capitalization of the Company as of October 31, 1996, and assuming the conversion of Series D Preferred Stock into the Common
Stock and the issuance of additional shares of the Common Stock to Mr.
Putra Masagung in accordance with the February 26, 1996 agreement and exercise of the Warrants, if PROPOSAL TWO is approved, Mr. Price would hold options to purchase an additional 633,076 shares of the Common Stock with an exercise price of $0.34 per share, and Mr. Champion would hold options to purchase an additional 1,266,151 shares of the Common


Stock. The $0.34 per share exercise price of the options is the effective price of the Second Quarter 1995 and 1996 investments by Mr.
Masagung, and the exercise price of subsequent anti-dilution options would be at the then-current fair market value per share of the Common Stock or the price per share of the Common Stock issued to others in a public offering of the Company's Common Stock. The options granted to Messrs.
Price and Champion vest immediately.

Compliance with Reporting Requirements of Section 16

          Under Section 16(a) of the Exchange Act, the Company's directors, executive officers, and any person holding ten percent (10%) or more of the Company's Common Stock are required to report their ownership of any class of stock and any changes in that ownership to the Securities and Exchange
Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established, and the Company is required to report any failure to file on a timely basis by such persons. Based solely upon review of copies of reports filed with the SEC during the fiscal year ended December 31, 1995, all reporting persons filed reports on a timely basis, except for Form 4 Statement of Changes in Beneficial Ownership (Form 4) and Form 5 Annual Statement of
Changes in Beneficial Ownership, from Mr. Putra Masagung, the Principal
Stockholder, with respect to the purchases of Series D Preferred Stock and the sale of 525,000 shares of the Common Stock during 1995.


PROPOSAL TWO:  AUTHORIZATION OF THE CONVERSION OF THE SERIES D
         PREFERRED STOCK AND THE AMENDMENT OF THE CERTIFICATE OF
      INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF THE COMMON
                                  STOCK

Introduction

          The Board of Directors of the Company has unanimously adopted a resolution that submits for stockholder approval at the Annual Meeting a proposal to provide for the Conversion of all outstanding shares of Series D Preferred Stock and the substitution of shares of the Common Stock for shares of Series D Preferred Stock issuable pursuant to the February
26, 1996 agreement and the Warrants as of December 31, 1996. A vote in favor of PROPOSAL TWO willconstitute a vote in favor of the proposed amendment of the Company's Certificate of Incorporation to increase the authorized the Common Stock from 40,000,000 to 100,000,000, as shown in Appendix A and will constitute a vote in favor of the Conversion of the Series D Preferred Stock to the Common Stock resulting in a significant increase in the number of shares of the Common Stock outstanding.

Reason for Approving PROPOSAL TWO

          As described in more detail in "Background Information" above, the Company's Principal Stockholder desired to purchase the Common Stock in 1995 and 1996, and the Board of Directors would have approved such a sale to him at that time if that sale could have been accomplished in a timely fashion to comply with the Written Agreement and the Orders. When the Company's Principal Stockholder agreed to purchase shares of Series D
Preferred Stock and Warrants to purchase shares of Series D Preferred
Stock, which shares would be convertible into the Common Stock, subject to obtaining stockholder approval, the Board agreed to recommend to the stockholders that they approve the Conversion. Not only is approval of the Conversion a matter of fairness to the Principal Stockholder, who provided critically-needed capital to the Company upon very short notice, management also believes that causing the Conversion of the Series D
Preferred Stock will greatly simplify the capital structure of the Company and perhaps make it easier to raise additional capital in the future. The Conversion will result in the conversion of each share of Series D Preferred Stock into 59 shares of the Common Stock. The
Conversion of the shares of Series D Preferred Stock outstanding and issuable pursuant to the February 26, 1996 agreement, the Warrants, and the options for shares of the Common Stock to be issued under the anti-dilution provisions of the employment and separations agreements, require at least 75,000,000 shares of the Common Stock to be authorized.
To provide sufficient shares of the Common Stock for further issuance, the Board of Directors has determined that the appropriate number of shares of authorized the Common Stock should be 100,000,000.

          If PROPOSAL TWO is approved, the Company shall eliminate the Series
D Preferred Stock entirely as a separate class of the Company's stock by filing a Certificate of Elimination with the Delaware Secretary of State's Office, stating that no shares of Series D Preferred are outstanding and that the Company does not plan on issuing any shares of the Series D
Preferred Stock.

          The approval of PROPOSAL TWO will result in significant dilution of existing stockholders.

          Although dividends on the Series D Preferred Stock are not cumulative and it is highly unlikely that the Company will pay dividends on any class of its capital stock in the foreseeable future, conversion of the Series D Preferred Stock will eliminate the requirement that dividends at the rate of 9% per annum be paid on the Series D Preferred Stock in any given year before dividends can be paid on the Common Stock, and will eliminate the liquidation preference of $20.00 per share of Series D
Preferred Stock that would otherwise be paid on the Series D Preferred Stock on the dissolution and liquidation of the Company. These dividend and liquidation preferences of the Series D Preferred Stock may make an investment in the Company's Common Stock less attractive.

          In addition, although capital attributable to noncumulative preferred stock such as the Series D Preferred Stock is normally included in Tier 1 capital for the Company and the Bank under FRB and FDIC regulatory minimum capital requirements, the applicable regulations of both agencies also indicate that it is desirable from a supervisory standpoint that voting common equity remain the dominant form of Tier 1 capital.

          If the Principal Stockholder were to vote all of his shares of the Common Stock and Series D Preferred Stock in favor of PROPOSAL TWO, approval of PROPOSAL TWO would be assured.


Ownership of Series D Preferred Stock

          At present, the Principal Stockholder owns all of the 390,000 shares of Series D Preferred Stock that are issued and outstanding.


Description of Series D Preferred Stock

          The principal features of the Certificate of Designation of the Series D Preferred Stock pursuant to which the Series D Preferred Stock was established are as follows:

          1. Dividends. Holders of shares of Series D Preferred Stock are entitled to receive, if, as and when declared by the Board of Directors of the Company, an annual cash dividend of One Dollar and Eighty Cents
($1.80) per share, payable semi-annually in April and October of each year, before any dividends can be paid on the Common Stock of the Company.
Dividends on the Series D Preferred Stock are junior to payment of dividends at the stated annual rate of Fifty-Six Cents ($.56) per share on the Series B Preferred Stock. Dividends on the Series D Preferred
Stock are not cumulative and the Board of Directors has the right at any time to eliminate or defer such dividends during any fiscal year of the Company. If PROPOSAL TWO is approved, it is likely that no dividends will ever be paid on the Series D Preferred Stock. Even if PROPOSAL TWO is not approved, it is highly unlikely that the Company will pay dividends on the Series D Preferred Stock in the foreseeable future.

          2. Voting Rights. Subject to applicable law, the holders of shares of Series D Preferred Stock are entitled to one vote per each share of Series D Preferred Stock on all matters on which stockholders are entitled to vote, including the election of directors. Holders of shares of Series D Preferred Stock generally vote with the holders of shares of the Common Stock and the Series B Preferred Stock as a single class, except that the holders of shares of the Series D Preferred Stock are entitled to vote as a separate class on any modifications to the rights of the holders of shares of Series D Preferred Stock and otherwise as required by law. The Series D Preferred Stock will vote as a separate class with respect to Proposal Two.

          3. Liquidation Preference. In the event of any liquidation, dissolution, receivership, bankruptcy or winding up of the Company, voluntarily or involuntarily, the holders of shares of Series D Preferred
Stock are entitled to receive the sum of Twenty Dollars ($20.00) per share, plus any declared but unpaid dividends thereon, before any distributions will be made to the holders of shares of the Common Stock or any other class of stock junior in preference upon liquidation, but after distributions at the rate of Seven Dollars ($7.00) per share on the Series
B Preferred Stock and after or concurrent with distributions to be made at the stated rate on any other preferred stock of any series ranking on a parity with or senior in preference upon liquidation to the Series D
Preferred Stock.

          4. Conversion. Shares of the Series D Preferred Stock are not currently convertible. If PROPOSAL TWO is approved by the stockholders at the Annual Meeting, each share of Series D Preferred Stock outstanding will be mandatorily converted into 59 shares of the Common Stock (i.e., such shares will be converted at a conversion price of approximately
$0.34 per share of the Common Stock).

Effect of Conversion

          The Principal Stockholder currently owns and controls the voting power of 5,076,126 or 88.0% of the issued and outstanding shares of the Common Stock and 390,000 or 100% of the issued and outstanding shares of Series D Preferred Stock. He currently does not own any of the 15,869 issued and outstanding shares of Series B Preferred Stock. If PROPOSAL
TWO is approved by the stockholders at the Annual Meeting causing all of the Principal Stockholder's shares of Series D

Preferred Stock to be converted into the Common Stock he would receive
25,960,000 shares of the Common Stock and would then own 28,086,126 shares of the Common Stock or approximately 97.6% of the Company's outstanding voting securities. On a fully diluted basis, subject to the issuance of options to purchase the Common Stock pursuant to options that may be granted under theAmended and Restated 1993 Stock Option Plan, if PROPOSAL THREE is approved, the Principal Stockholder would own the Common Stock and the Warrants to acquire shares of the Common Stock totaling 60,536,126, or approximately 99.1% of the ownership of the Common Stock of the Company. Thus, if PROPOSAL TWO is approved at the Annual Meeting, the Principal Stockholder's voting power and control over the Company will increase. If PROPOSAL TWO is approved and the Common Stock is issued to the Principal stockholder in accordance with the February 26, 1996 agreement, the book value per share of the Common Stock, as of September 30, 1996, would decline to $0.38 from $0.52 and the earnings per share of the Common Stock for the same period would decline from $0.10 to less than $0.01. The holdings of the existing stockholders would be diluted by the Conversion of the Series D Preferred Stock. In addition, the Principal Stockholder's control would increase further and existing stockholders will be further diluted if PROPOSAL TWO is approved by the stockholders, and the Principal Stockholder completes his acquisition of additional shares of the Company's Common Stock.

          The following table assumes the Conversion of the Company's
Series D Preferred Stock into the Common Stock pursuant to the February 26,
1996 agreement as if the Conversion were effected October 31, 1996.


                                            Directors and
                                             Executive        All
                 Masagung    Latief           Officers       Others
Common Stock    28,086,126   525,000             2,938      161,931

Percentage
 ownership        97.6%         1.8%               0.0%        0.6%


          The following table assumes the Conversion of the Company's Series
D Preferred Stock into the Common Stock and the issuance of additional the Common Stock pursuant to the February 26, 1996 agreement as if the Conversion, the issuance of additional the Common Stock, and the exercise of the Warrants were effected as of October 31, 1996. The figures shown below do not take into account the dilutive effect of the issuance of the Common Stock pursuant to the exercise of Options that may be granted pursuant to the Amended and Restated 1993 Stock Option Plan as discussed under PROPOSAL THREE.


                                              Director and
                                               Executive       All
                       Masagung   Mr. Latief    Officers      Others
Common Stock and
Warrants              60,536,126    525,000        2,938        161,931

Percentage ownership   99.1%          0.7%          0.0%          0.2%


          As a result of his existing ownership of the Common Stock, the Principal Stockholder has, and will in all likelihood continue to have for the near future, sufficient voting power to enable him to exercise control over virtually all aspects of the operations of the Company and the Bank except to the extent that he sells securities owned by him or other parties purchase additional securities. If the Principal
Stockholder were to vote all of his shares of the Common Stock and Series
D Preferred Stock in favor of PROPOSAL TWO, approval would be assured.

Conversion Of Certain Shares Of Series D Preferred Stock

          The Series D Certificate of Designation provides that, upon obtaining the requisite approval of the stockholders of the Company holding Common Stock and series B Preferred Stock, all of the shares of Series D Preferred Stock that are owned by the Principal
Stockholder and which represent all the series D Preferred Stock outstanding will automatically be converted into shares of the Common Stock as described above, at anytime from the date of adoption by the stockholders as described herein. It is proposed that the conversion will occur as of December 31, 1996.

Rights Of Dissenting Stockholders

          Under the Delaware General Corporation Law, stockholders of the
Company are not entitled to any rights of appraisal or dissenters' rights in connection with the adoption of PROPOSAL TWO: AUTHORIZATION OF
CONVERSION OF SERIES D PREFERRED STOCK AND AMENDMENT TO THE CERTIFICATE
OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF THE COMMON STOCK.

The Board of Directors recommends a vote FOR
     PROPOSAL TWO:  AUTHORIZATION OF THE CONVERSION OF THE SERIES D
    PREFERRED STOCK AND AMENDMENT TO THE CERTIFICATE OF INCORPORATION
          TO INCREASE THE AUTHORIZED NUMBER OF THE COMMON STOCK

     PROPOSAL THREE: APPROVAL OF THE AMENDED AND RESTATED 1993 STOCK
               OPTION PLAN AND GRANTS TO CERTAIN DIRECTORS

Introduction

          The Board of Directors of the Company believe that a stock option incentive program is an important factor in attracting, retaining, and motivating highly qualified employees and directors who will dedicate their productive efforts towards the advancement of the interests of the Company and the Bank.

          In 1994, the Board of Directors and the stockholders of the Company approved The 1993 Executive Stock Option Plan and the 1993
Nonemployee Directors Stock Option Plan, (collectively the "1993 Plans").
The Board of Directors has approved and is submitting to the stockholders for approval the Amended and Restated 1993 Stock Option Plan. If PROPOSAL
THREE is approved, the Amended and Restated 1993 Stock Option Plan will consolidate the 1993 Plans under one plan, and the options available for grant under the Amended and Restated 1993 Stock Option Plan will increase to 9,000,000.

          Further, each of the Board of Directors is submitting to the stockholders for approval, the initial grant of options to purchase
26,438 shares of the Common Stock to each of directors Swanson, Unkovic, Sharpe, Williams, Schultz, and Foo under the Amended and
Restated 1993 Stock Option Plan as described below. The stockholders are being asked to approve such grants to ensure that the directors will maintain their disinterested status and, therefore, are able to take the actions necessary to administer the Amended and Restated 1993 Stock
Option Plan.

          Set forth below are descriptions of the principal terms and conditions of the Amended and Restated 1993 Stock Option Plan. The following descriptions are summaries and do not purport to be fully descriptive and reference should be made to the actual Amended and Restated
1993 Stock Option Plan for more detailed information. Copies of the Amended and Restated 1993 Stock Option Plan are attached to this Proxy Statement as Appendix B.

Purchase Price of Shares Issuable Upon Exercise of Options

          The exercise price of options under the Amended and Restated 1993
Stock Option Plan shall be such price, as is determined by a Committee of the Board of Directors, consisting of outside disinterested directors
(the "Committee"), which shall in no event be less than the fair market value of the shares of the Common Stock on the date the option is granted.
The fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided however, that if there is a public market for the Common Stock, the fair market value of the shares shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall
Street Journal, or if not so reported, as otherwise reported by a market maker in the Company's Common Stock, or the National Association of Securities Dealers Automated Quotation (NASDAQ) System, or used in recent transactions involving the Common Stock or securities convertible into the Common Stock such as a recapitalization or in the event the Common


Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System
(or any successor national market system), the fair market value of the shares shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

          Fair market value in the case of nonstatutory stock options which do not meet the requirements for exemption from the qualification requirements under the California Corporate General Law shall have the same meaning as set forth in Section 260.140.150 of the California Code of Regulations.

Payments Under The Amended and Restated 1993 Stock Option Plan

          The terms of options granted under the Amended and Restated 1993
Stock Option Plan may not exceed ten (10) years. The Committee has the right to provide for the vesting of options in installments and at such times and subject to such conditions as it may determine.

Transfer of Options

          Options granted under the Amended and Restated 1993 Stock Option
Plan are not transferable except by will or the laws of descent.
Therefore, during the lifetime of an option holder, an option may be exercised only by the option holder (or personal representative in the case of disability).

Termination of Employment or Director Status

          In the event that the holder of options ceases to be an employee due to a reason other than death, disability, or termination for cause, all options held by the holder that are not exercisable expire upon termination and all that are exercisable must be exercised within 30 days after the date of such termination. In the event of death or disability, all options held by the holder that are not exercisable within 90 days of termination will expire and all options that are exercisable must be exercised within 90 days for disability and within 180 days for death.
Employees terminated for cause forfeit all options.

          In the event that the holder of options ceases to be a non-employee director for any reason other than death or disability, all options held by the holder that are not exercisable within 30 days after the date of such termination shall expire with the exception of Messrs. Price and Champion. Messrs. Price's and Champion's options terminate ten (10) years of the date of grant regardless of their affiliation with the Company.

Dilutions and Other Adjustments

          The options granted will increase or decrease and the exercise price shall be adjusted accordingly if the number of shares of the Company's Common Stock increase or decrease through a corporate reorganization, stock split or similar transaction.


Section 162(m) of the Internal Revenue Code of 1986, as amended

          Options under the Amended and Restated 1993 Stock Option Plan shall be subject to the conditions of Section 162(m) of the Internal
Revenue Code of 1986, as amended and any Treasury Regulations promulgated thereunder. In addition, the maximum number of shares of the Common
Stock with respect to which options may be granted during any calender year to any employee shall not exceed three million, five hundred thousand
(3,500,000) shares (subject to adjustment). Calculation of the total number of shares covered by option grants during a calender year shall be made in accordance with the provisions of any applicable Treasury
Regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Federal Income Tax Considerations

          Options granted may be either incentive stock options in accordance with the provisions of Sections 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options that do not meet the requirements of Section 422.

          In the case of incentive stock options, the optionee will realize no taxable income upon either the grant or exercise of an incentive stock option, nor will the Company obtain any deduction from its taxable income.
Upon subsequent disposition of shares acquired pursuant to the exercise of an incentive stock option, if the shares have not been disposed of prior to two years from the date of grant nor within one year from the date of exercise, the excess, if any, of the sales price of the shares upon disposition over the exercise price of the option will be treated as long-term capital gain to the optionee. If the shares acquired pursuant to the exercise of an incentive stock option are disposed of prior to the expiration of the required holding period, the optionee recognizes ordinary income to the extent of the lesser of the sales price of the shares upon disposition over the exercise price of the option, or the excess, if any, of the market value of the shares on the date of exercise over the exercise price of the option. In this case, the Company will be allowed a deduction to the extent of the ordinary income recognized by the optionee.

          Upon the grant of a non-qualified option, no taxable income will generally be recognized by the optionee nor will any deduction from the Company's taxable income be allowed. Upon the exercise of a non-qualified stock option, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the option will be treated as ordinary income to the optionee, and the Company will be allowed a deduction to the extent of the ordinary income recognized by the optionee.
Upon subsequent disposition of shares acquired through the exercise of a non-qualified stock option, if the shares have been held for more than twelve (12) months, the excess, if any, of the sales price of the shares upon disposition over the fair market value of the shares on the date of exercise will be treated as long-term capital gain to the optionee; if the shares have been held for less the twelve (12) months, the excess, if any, will be treated as a short-term capital gain.

Administration, Modification and Termination of the Plans

          The Amended and Restated 1993 Stock Option Plan will be administered by the Personnel/Compensation Committee, which is composed of non-employee disinterested directors in accordance with the terms and conditions thereof. The Committee interprets and makes appropriate determinations under the Amended and Restated 1993
Stock Option Plan, including to whom options shall be granted, the number of options to be granted to each qualified employee and new director, the exercise price of each option, any vesting period or other conditions to exercise, and the period during which each option may be exercised.
Awards will be discretionary based on job performance and/or contribution to the Company's goals.

          The Committee may amend the Amended and Restated 1993 Stock Option
Plan, except that stockholder approval is required to (i) increase the number of shares available other than for anti-dilution purposes related to a reorganization as described above, or (ii) reduce the exercise prices of options granted thereunder below those specified in the Amended and Restated 1993 Stock Option Plan. Further, the Committee may not, without stockholder approval, amend the Amended and Restated 1993 Stock Option
Plan to: (i) increase the aggregate number of shares of the Common Stock which may be issued pursuant to the provisions of the Amended and Restated
1993 Stock Option Plan, (ii) change the minimum option price, (iii) change the class of employees eligible to receive options or increase materially the benefits accruing to employees under the Amended and Restated 1993 Stock
Option Plan, (iv) extend the maximum period during which options may be granted under the Amended and Restated 1993 Stock Option Plan, (v) modify materially the requirements as to eligibility for participation in the Amended and Restated 1993 Stock Option Plan, or (vi) decrease any authority granted to the Committee in contravention of Rule 16b-3 of the Exchange Act.

          The Amended and Restated 1993 Stock Option Plan will terminate in
2003 unless earlier terminated. Upon termination no more options may be granted, although termination will not affect the options previously granted.

Initial Grants Under the Amended and Restated 1993 Stock Option Plan

          The Committee has determined that to provide an incentive for attracting, retaining and motivating highly qualified employees and directors, options, other than options to be granted under the contracts discussed below, should be provided for qualified employees and directors.
Incentive stock options are to be granted to employees of the Company;
nonstatutory stock options shall be granted to non-employee directors.  The
Committee has approved the allocation of approximately 324,400 options or approximately 1% of the outstanding shares of the Common Stock to be set aside for grants to directors, and approximately 634,500 or approximately 2% of the outstanding shares of the Common Stock to be set aside for the grants to qualified employees. The Committee has determined that an initial grant, effective October 1, 1996, to certain qualified employees and directors should be made.

          If PROPOSAL THREE is approved, approximately 475,900 options will be granted to qualified employees and directors effective October 1, 1996.
The Board of Directors recommends, for approval by the stockholders, the initial grant of 26,438 options at an exercise price of $0.34 per share to be granted to each of directors Foo, Schultz, Sharpe, Swanson, Unkovic, and Williams (directors not covered by an existing contract). The stockholders are asked to vote on this initial grant to ensure that such directors will maintain their disinterested status and, therefore, be able to take the actions necessary to administer the Amended and Restated 1993
Stock Option Plan. (A disinterested director is generally any director who has not received a grant of options within one year prior to beginning as a member of the Committee or during such service). The Board of Directors is unable to determine at this time the qualified employees that will be granted options under the Amended and Restated 1993 Stock Option
Plan.

Reason for Approving PROPOSAL THREE

          If PROPOSAL THREE is approved, the 1993 Non-employee Stock Option
Plan and the 1993 Executive Management Stock Option Plan will be merged into one plan known as the Amended and Restated 1993 Stock Option Plan, the number of options available will increase from 575,000 to 9,000,000, and an initial grant of 158,628 options will be made to directors Foo, Schultz, Sharpe, Swanson, Unkovic and Williams. If PROPOSAL THREE is not approved the Company and the Bank will be in violation of the Employment and Termination of Employment Contracts entered into with certain officers and directors as described above as there will be insufficient shares of the Common Stock to cover options required to be granted under those agreements. The violation of these agreements could result in legal and settlement expenses. In addition, the ability of the Company to attract, retain and motivate qualified employees and directors would be restricted.

          The employment agreements which the Company has entered into with Messrs. Gilleran and McGrath, and the separation agreements which the Company has entered into with Messrs. Price and Champion as described in "Employment
Contracts and Termination of Employment", provide that the Board of Directors shall grant each of Messrs. Gilleran, McGrath, Price and Champion options to acquire shares of the Company's Common Stock equal to 9% of the outstanding fully-diluted shares of the Common Stock, with additional options to be granted in the future as necessary to maintain the 9% interest.
If PROPOSAL TWO is approved there will be insufficient options available in the 1993 Plans to grant the number of options required to maintain such 9% interest. Based on the current capitalization of the Company, if PROPOSAL
TWO is approved, (i) each of Messrs. Price and McGrath should receive options to purchase 672,984 shares or 1% each of the outstanding shares of the Common Stock including the Common Stock equivalent securities of the Company, effective September 30, 1994 and November 27, 1995, respectively,
(ii) Mr. Champion should receive options to purchase 1,345,967 shares or 2% of the outstanding shares of the Common Stock including the Common Stock equivalent securities of the Company, effective November 1, 1994, and (iii) Mr. Gilleran should receive options to purchase 3,364,918 shares or 5% of the outstanding shares of the Common Stock including the Common Stock equivalent securities of the Company, effective October
1, 1994.

          The options granted to Messrs. Price and Champion would be fully vested. The options granted to Messrs. Gilleran and McGrath would retroactively vest over a three-year period, with one-third vesting on each anniversary of their respective employment agreements. The exercise price of the options to be granted effective prior to April 20, 1995 would be $5.68 per share of the Common Stock, and the exercise price of subsequent anti-dilution options to be granted effective for between April 20, 1995 and December 31, 1996 would be $0.34 per share of the Common Stock, and all future options would be granted at then-current fair market value per share of the Common Stock or the price per share of the Common Stock issued to others in a public offering of the Company's
Common Stock.


          Awards under the Amended and Restated 1993 Stock Option Plan, if not covered by an existing contract, will be discretionary and will be based on the performance of the Company, the director's or officer's job performance, the importance of his or her position, and his or her contribution to the Company's goals for the award period (which goals in the short term are likely to focus more on compliance with regulatory requirements, increasing market share, and improvements in financial performance than on financial performance comparable to other bank holding companies).

          If PROPOSALS TWO AND THREE are approved, after options are granted under the contracts discussed above, the Amended and Restated 1993
Stock Option Plan will provide for a total of approximately 2,943,000 of additional options, or approximately 3% of the outstanding Common
Stock, and the Common Stock issuable under the Warrants and options to acquire the Common Stock. These additional options will be available for grant to directors and qualified employees. The Board of Directors has determined that it is in the best interest of the Company that approximately
324,400 of the additional options, or approximately 1% of the outstanding shares of the Common Stock to be set aside for grants to directors, and that approximately 634,500, or approximately 2% of the outstanding shares of the Common Stock be set aside for grants to qualified employees. The exercise of such options will result in further anti-dilution options being issued. If all the options anticipated to be granted to directors and qualified employees were exercised, an additional 1,333,003 anti-dilution options would be required to be granted. If PROPOSAL THREE is approved, approximately half of the options allocated to directors will be granted effective October 1, 1996.


Effect of the Approval of the Amended and Restated 1993 Stock Option Plan and the Approval of Grants to Directors

          If PROPOSAL TWO AND THREE are approved and the Principal
Stockholder were to purchase the remaining shares of the Common Stock he has committed to purchase under the February 26, 1996 agreement and exercise the Warrants, and options the Company is obligated to grant and those options anticipated to be granted under the Amended and Restated
1993 Stock Option Plan were granted and exercised, the Principal
Stockholder would own and control the voting power of 87% of the Company's Common Stock, employees directors and management would own and control the voting power of 12% of the Common Stock, and the remaining 1% would be held by other outside stockholders. The book value per share of the Common Stock, assuming the approval of PROPOSAL TWO AND THREE, the purchase of additional shares of the Common Stock and the exercise of the Warrants by the Principal Stockholder, and the granting and exercising of all options under the Amended and Restated 1993 Stock Option Plan, as of September 30, 1996, would decline to $0.35 from $0.52 and the earnings per share of the Common Stock for the same nine month period would decline from $0.10 to less than $0.01.

          The following sets forth information regarding the beneficial ownership assuming the approval of PROPOSAL TWO AND THREE, the purchase of additional shares of the Common Stock and the exercise of the Warrants by the Principal Stockholder, and the granting and exercising of options the


Company is obligated to grant and those options anticipated to be granted under the Amended and Restated 1993 Stock Option Plan:


                                                Director/     All
                  Masagung     Latief           Officers     Others
Common Stock     31,036,126    525,000              2,938     161,933

Warrants         29,500,000         --                 --          --

Amended and
Restated 1993
Stock Option Plan         --        --           8,349,003          --

Total             60,536,126    525,000          8,351,936     161,933

Percentage               87%        0.8%               12%        0.2%

          The following table shows grants to be made if PROPOSAL TWO AND
THREE are approved under the Amended and Restated 1993 Stock Option Plan for the individuals and groups set forth below:



Name and Position                                     Number of Shares of
                                                      the Common Stock
                                                      Underlying Options
                                                      Granted or to be
                                                      Granted Through
                                                      December 31, 1996(4)

James E. Gilleran (1)
          Director of the Company and the Bank        3,478,750

John McGrath (2)
          Director of the Bank                          695,750

Kent D. Price (3)
          Director of the Company and the Bank          695,750

Steven R. Champion (3)
          Director of the Company and the Bank         1,391,499

Peter Foo (5)
          Director of the Company and Bank                26,438

Nicholas Unkovic (5)
          Director of the Company and Bank                27,315

Willard D. Sharpe (5)
          Director of the Company and Bank                28,938

Gordon B. Swanson (5)
          Director of the Company and Bank                28,938


Jackson Schultz (5)
          Director of the Company and Bank                26,438

Gary G. Williams (5)
          Director of the Company and Bank                26,438

Other members of Senior Management (6)                   317,260


Executive and Senior Management Group                  4,491,760

Outside Director Group                                 2,251,754


_____________________
(1) Includes 313,369 options with an exercise price of $5.68. See Employment Agreement - Mr. Gilleran above.

(2) Options will be granted with an effective date of December 1, 1995 at an exercise price of $0.34. See Employment Agreement - Mr. McGrath above.

(3) Includes 62,674 options which were granted in 1994 at an exercise price of $5.68. All options granted and to be granted are or will be fully vested.

(4) The table includes options to be granted pursuant to the anti-dilution provisions of existing contracts described as if PROPOSAL TWO were approved. All anti-dilution options have an exercise price of $0.34 per share.

(5) Each outside director not covered by an existing contract will be granted options to acquire 26,438 shares of the Common Stock at a price of $0.34 effective October 1, 1996. These options will vest based on seniority with Messrs. Swanson and Sharpe being fully vested, Mr. Unkovic 75% vested and Messrs. Foo, Schultz and Williams 25% vested. One former Director, Donna Miller Casey, has 1,250 options with an exercise price of $30.00 per share which expire December 31, 1996 and are not included in the above table.

(6) Certain officers not covered by an existing contract will be granted options to acquire 317,260 shares of the Common Stock at an exercise price of $0.34 effective October 1, 1996. Options will vest based on seniority.


The Board of Directors recommends a vote FOR
    PROPOSAL THREE:  APPROVAL OF THE AMENDED AND RESTATED 1993 STOCK
               OPTION PLAN AND GRANTS TO CERTAIN DIRECTORS

                  PROPOSAL FOUR:  RATIFICATION OF SELECTION
          OF INDEPENDENT ACCOUNTING FIRM FOR 1995, 1996 AND 1997

          The firm of KPMG Peat Marwick LLP independent public accountants, was appointed in 1995 and 1996 to audit the books and records of the Company and the Bank for 1995 and 1996, respectively. In October 1996, the Board of Directors appointed KPMG Peat Marwick LLP to audit the books and records of the Company for 1997.

          The selection of an independent accounting firm to provide audit services for the Company has been approved annually by the Company's Board of Directors. The Board engaged KPMG Peat Marwick LLP to perform auditing services for 1995 prior to ratification by the stockholders. The Board desires to have KPMG Peat Marwick LLP continue as the independent accounting firm for the Company for the current 1996 fiscal year and for the 1997 fiscal year. Accordingly, stockholders are being asked to act upon a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick LLP for 1995, 1996 and 1997.

          KPMG Peat Marwick LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

               The Board of Directors recommends a vote FOR
                 PROPOSAL FOUR:  RATIFICATION OF SELECTION
          OF INDEPENDENT ACCOUNTING FIRM FOR 1995, 1996 AND 1997


                           STOCKHOLDER PROPOSALS

          The deadline for stockholders to submit proposals to be considered for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting of stockholders is January 2, 1997.

                           OTHER PROPOSED ACTION

          The Board of Directors is not aware of other business which will come before the Annual Meeting, but if any such matters are properly presented, proxies solicited hereby will be voted, at the proxy holder's discretion, upon the direction of management. All shares represented by duly executed proxies will be voted at the Annual Meeting.

                                 The SAN FRANCISCO COMPANY


                                 KEARY L. COLWELL
                                 Assistant Secretary

San Francisco, California
November 29, 1996

                         THE SAN FRANCISCO COMPANY

                AMENDED AND RESTATED 1993 STOCK OPTION PLAN


        1. Purposes of the Plan. The San Francisco Company Amended and Restated 1993 Stock Option Plan (the "Plan") amends and restates The San Francisco Company 1993 Executive Officers Stock Option Plan adopted and approved by the Stockholders of The San Francisco Company at the May 23, 1993 Annual Meeting. The Plan also subsumes The San Francisco Company
1993 Non-employee Directors Stock Option Plan also adopted and approved by the Stockholders of The San Francisco Company at the May 23, 1993 Annual Meeting. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees or Non-Employee Directors of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee. This is intended to be a stock option plan for purposes of
Section 408 of the California General Corporation Law.

        2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

        (a)  "Board" shall mean the Board of Directors of the Company.

        (b) "Change of Control Value" shall mean the amount determined in Clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause
(ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to shareholders of the Company in any transaction described in this paragraph or Section 11 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

        (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Common Stock" shall mean the Class A Common Stock, par value of $0.01 per share, of the Company.

        (e) "Company" shall mean The San Francisco Company, a Delaware corporation.

        (f) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee in accordance with such paragraph, the term "Committee" shall refer to the Board or a committee appointed by the Board.

        (g) "Corporate Change" shall mean one of the following events: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a Subsidiary or Parent), cash or other property other than (a) a merger, consolidation or reorganization of the Company which would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least sixty percent (60%) of the combined voting power of the voting stock of the Company or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Company, or (b) merger, consolidation or reorganization of the Company effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Company's then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a subsidiary or parent company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Company's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Company's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Company under the Securities Act of 1933, as amended.

       (h) "Continuous Employment" shall mean the absence of any interruption or termination of service as an Employee or Non-Employee Director by the Company or any Parent or Subsidiary. Continuous Employment shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

        (i) "Covered Employee" shall mean any individual whose compensation s subject to the limitations on tax deductibility provided by Section
162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

        (j) "Disinterested Person" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary. Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)
(i)(A) or (B) promulgated under the Exchange Act.

        (k) "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Parent or Subsidiary.

        (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (m) "Incentive Stock Option" shall mean any Option granted under the Plan and any other Option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

        (n) "Non-Employee Director" shall mean any director of the Company or any Parent or Subsidiary who is not employed by the Company or such Parent or Subsidiary.

        (o) "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

        (p)  "Option" shall mean a stock option granted pursuant to the Plan.

        (q) "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

        (r) "Optioned Shares" shall mean the Common Stock subject to an Option.

        (s) "Optionee" shall mean an Employee or Non-Employee Director who receives an Option.

        (t) "Outside Director" shall mean a director of the Company who qualifies as an outside director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

        (u) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) and (g) of the Code.

        (v) "Plan" shall mean this The San Francisco Company Amended and Restated 1993 Stock Option Plan.

        (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (x) "Share" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

        (y) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 9,000,000 Shares. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall become available for other Option grants under the Plan, unless the Plan shall have been terminated.

        4.   Administration of the Plan.

        (a) Procedure. The Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons; or (ii) a Committee of two (2) or more Outside Directors, each of whom is a Disinterested Person. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan, subject, however, to the requirements of Code Section 162(m) and the applicable Treasury Regulations thereunder.
 Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.
The Board or the Committee shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the
Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and such regulations.
Options can be granted to members of the Board or the Committee only if: (i) the Plan is being administered by a Committee consisting solely of Disinterested Persons; or (ii) a majority of the Board and a majority of the directors acting with respect to such Option grants consists of Disinterested Persons.

        The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all members of the Committee shall be valid acts of the Committee.

        (b)  Powers of the Committee.   Subject to the provisions of the
Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees or Directors to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option;
(iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

        5.   Eligibility.

        (a) Persons Eligible for Options. Options under the Plan may be granted only to Employees or Non-Employee Directors whom the Committee, in its sole discretion, may designate from time to time; provided, however, that Incentive Stock Options may be granted only to Employees. An
Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date). Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) of the Code and any Treasury
Regulations promulgated thereunder. In addition, the maximum number of Shares with respect to which Options may be granted during any calendar year to any Employee shall not exceed three million, five hundred thousand (3,500,000) Shares (subject to adjustment as provided in Section
11, hereof). Finally, calculation of the total number of Shares covered by Option grants during a calendar year shall be made in accordance with the provisions of any applicable Treasury Regulations promulgated under
Section 162(m) of the Code.

        (b) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Parent or Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company
(or any Parent or Subsidiary) to terminate such employment or service at anytime.

        6. Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

        7. Term of Option. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, however, that no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

        8.   Option Price and Consideration.

        (a) Option Price. Except as provided in subsections (b) and (c) below, the option price for the Shares to be issued pursuant to any Option (whether an Incentive Stock Option or Non-statutory Stock Option) shall be such price as is determined by the Committee, which shall in no event be less than the fair market value of such Shares on the date the Option is granted. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal, or, if not so reported, as otherwise reported by a market maker in the Company's stock, or the National Association of Securities Dealers Automated Quotation (NASDAQ) System), or used in recent transactions involving the Common Stock or securities convertible into Common Stock such as a recapitalization, or in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal. Fair market value in the case of Nonstatutory Stock Options which do not meet the requirements for exemption from the qualification requirements under the California General
Corporation Law shall have the same meaning as set forth in Section
260.140.50 of the California Code of Regulations.

        (b) Ten Percent Shareholders. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to one hundred ten percent (110%) of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection
(a) above.

        (c) Consideration. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's
Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under applicable law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

        9.   Exercise of Option.

        (a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option.

        (b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company and the Committee in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. If the Options being exercised are Nonstatutory Stock Options, full payment must include any withholding tax required by law. Any exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall comply with the relevant requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act. In lieu of delivery of a cash payment for the purchase price of the Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates
(as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan.

        (c) Exercise of Option With Stock. If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the option price; or
(ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder.
After the Registration Date, any exercise of an Option under Section 9(c)(i) or 9(c)(ii) above by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall comply with the relevant requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

        (d)  Termination of Status as Employee or Non-Employee Director.
In the event of the termination of the employment of the Optionee including a termination that is voluntary on the part of the Optionee and with Good Reason, other than (a) a termination that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without Good Reason, (b) a termination by reason of retirement or disability within the meaning of the then existing long-term disability plan maintained by the Company, or
(c) death, the Optionee may exercise the Option at any time within thirty
(30) days of such termination of employment unless the exercise period is extended by the Committee which shall be specified in the Option Agreement evidencing the Option, but in no event after ten (10) years from the date of granting thereof, but only to the extent of the number of Shares for which the Option is exercisable by him or her at the date of the termination of employment.

        In the event of a termination of the employment of the Optionee that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without Good Reason, the Option, to the extent not previously exercised, shall forthwith terminate on the date of such termination of employment. Except as may be otherwise provided in the Plan, an Option granted hereunder shall not be affected by any change of employment so long as Optionee continues to be employed by the Company, a Parent or a Subsidiary.

        "Cause" shall mean, as determined by the Committee, in its sole discretion exercised in a nondiscriminatory manner, (i) the continued failure of the Optionee to substantially perform his duties for the Company, a Parent or a Subsidiary (other than any such failure resulting from disability as defined above), (ii) the engaging by the Optionee in willful, reckless or grossly negligent misconduct which is determined by the Committee to be materially injurious to the Company or any of its affiliates, monetarily or otherwise, or (iii) the Optionee's pleading guilty to or conviction of a felony.

        "Good Reason" shall mean, as determined by the Committee, in its sole discretion exercised in a nondiscriminatory manner, the occurrence of any of the following events without the Optionee's express written consent:

        (i) a substantial and adverse change in the Optionee's duties, control, authority or status or position, or the assignment to the Optionee or any duties or responsibilities which are inconsistent with such status or position, or a reduction in the duties and responsibilities previously exercised by the Optionee, or a loss of title, loss of office, loss of significant authority, power or control, or any removal of him or her from or any failure to reappoint or reelect him to such positions, except in connection with the termination of his employment for Cause or disability (as defined above), or as a result of his death;

        (ii) a reduction in the Optionee's base salary or a material reduction in the Optionee's total compensation of ten percent
(10%) or more); or

        (iii)any material breach by the Company of any provisions of any agreement with the Optionee.

        (e) Disability of Optionee. In the event of the permanent and total disability during the Option period of an Optionee who is at the time of such disability (as defined in Section 9(d) above), or was within the 90-day period prior thereto, an Employee or Non-Employee Director and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within 90 days following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no Option shall be exercised after the expiration of the Option period.

        (f) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his or her death, or was within the 90-day period immediately prior thereto, an Employee or Non-Employee Director and who was in Continuous Employment as such from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within 180 days following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first, subject to the condition that no Option shall be exercised after the expiration of the Option period.

        10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11.  Adjustments Upon Changes in Capitalization.    Subject to any
required action by the shareholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the per Share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued and/or outstanding shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or by written agreement, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event of a Corporate Change.

        In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in clause (i), (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per Share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such Shares; (C) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or (D) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of Shares as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Company, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

        12. Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Amendment and Termination of the Plan. The Board in its discretion may terminate the Plan or any Option or alter or amend the Plan or any part thereof or any Option from time to time; provided, however, that no change in any Option previously granted may be made which would impair the rights of the Optionee without the consent of the Optionee, and provided further, that the Board may not, without approval of the shareholders amend the Plan:

        (a) to increase the aggregate number of Shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options;

        (b)  to change the minimum Option price;

        (c) to change the class of Employees eligible to receive Options or increase materially the benefits accruing to Employees under the Plan;

        (d) to extend the maximum period during which Options may be granted under the Plan;

        (e) to modify materially the requirements as to eligibility for participation in the Plan; or

        (f) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. Reservation of Shares. During the term of the Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

        16. Information to Optionee. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its annual report to shareholders and financial information which is provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law.

        17. Option Agreement. Options granted under the Plan shall be evidenced by Option Agreements.

        18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any amendments to the Plan requiring shareholder approval must be approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the shareholders in the manner provided by Delaware law.

                        THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the Class A Common Stock (the "Common Stock") of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco, California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three (3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT  __________________
                __________________
                __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the 9% Series D Perpetual Preferred Stock ("Series D Preferred Stock") into 59 shares of the Class A Common Stock (including those shares of Series D Preferred
Stock issuable pursuant to Warrants) to be issued to the Company's
Principal Stockholder, Mr. Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending
December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)

                       THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the 8% Series B Convertible Preferred Stock of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco,
California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three
(3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT  __________________
                __________________
                __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the 9% Series D Perpetual Preferred Stock ("Series D Preferred Stock") into 59 shares of the Class A Common Stock (the "Common Stock") (including those shares of Series D Preferred Stock issuable pursuant to Warrants) to be issued to the Company's Principal Stockholder, Mr. Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)

                         THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the 9% Series D Perpetual Preferred Stock (the "Series D Preferred Stock") of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco, California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three (3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT        __________________
                      __________________
                      __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the Series D Preferred Stock into 59 shares of the Class A Common Stock (the "Common Stock") (including those shares of Series D Preferred Stock issuable pursuant to Warrants) to be issued to the Company's Principal Stockholder, Mr.
Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)



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